UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2025 (May 7, 2025)

Gray Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Gray Media, Inc. (the “Company”), previously approved, subject to shareholder approval, the amendment and restatement of the Gray Television, Inc. 2022 Equity and Incentive Compensation Plan (as amended and restated, the “Plan”), to increase the number of shares of the Company’s common stock and Class A common stock reserved for issuance thereunder and to extend the termination date of the plan to the 10th anniversary of the date of shareholder approval.

The Company’s shareholders approved the Plan at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 7, 2025. A detailed summary of the material terms of the Plan appears under the caption “Proposal 2 - Approval of the Amendment and Restatement of the Gray Television, Inc. 2022 Equity and Incentive Compensation Plan” in the Company’s proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2025, which description is incorporated by reference herein.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2025, the Company held its Annual Meeting. The results of voting on the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Hilton H. Howell, Jr.	135,010,053	3,114,484	32,189,153
Howell W. Newton	116,072,545	22,051,992	32,189,153
Richard L. Boger	116,164,761	21,959,776	32,189,153
Luis A. Garcia	134,855,044	3,269,493	32,189,153
Richard B. Hare	113,191,612	24,932,925	32,189,153
Robin R. Howell	135,393,509	2,731,028	32,189,153
Donald P. LaPlatney	135,521,426	2,603,111	32,189,153
Lorraine McClain	118,538,670	19,585,867	32,189,153
Paul H. McTear	134,876,161	3,248,376	32,189,153
Sterling A. Spainhour Jr.	118,872,297	19,252,240	32,189,153

Proposal No. 2 (Approval of the Amendment and Restatement of the Company’s 2022 Equity and Incentive Compensation Plan):

Votes For	Votes Against	Abstain	Broker Non-votes
129,076,427	8,929,159	118,951	32,189,153

Proposal No. 3 (Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2025):

Votes For	Votes Against	Abstain
168,846,793	1,388,030	78,867

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Gray Media, Inc. 2022 Equity and Incentive Compensation Plan (as amended and restated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

May 7, 2025	By:	/s/ Jeffrey R. Gignac
		Name:	Jeffrey R. Gignac
		Title:	Executive Vice President and Chief Financial Officer